Securities and Laboratory Equipment/Stock/Technical Know-How Exchange Agreement

This Agreement ("Agreement") is made and entered into this 2nd day of June 2017 between BGS Lab Sdn Bhd (the "Purchaser") and Professor Dr Liew Choong Chin, a Canadian person (Prof Liew) whose laboratory equipment estimated value around RM 1.3m, stock valued around RM 69,000 and technical know-how worth millions of Ringgit Malaysia (the "Prof Liew's Properties")

* W I T N E S S E T H *

WHEREAS, Purchaser desires to acquire the entire Prof Liew's Properties in exchange of two shares of common stock (40%) equity of BGS Lab Sdn Bhd.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

Purchaser hereby assigns, transfers and conveys to Prof Liew two shares of common stock, no par value, The Purchaser Shares will be delivered to Prof Liew within thirty (30) days from Closing (as defined herein).

Concurrent with the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such additional action as such other party(ies) make reasonably request in order to effectuate the purpose and intent of this Agreement.

<u>REPRESENTATIONS AND WARRANTIES OF PURCHASER</u>

As of the date hereof and at Closing, Purchaser does hereby represent and warrant to the acquired owner's properties and the Shareholders as follows:

(i) Purchaser is a corporation duly organized, validly existing and is in good standing under the laws of Malaysia and in other jurisdictions where it conducts business, has full corporate power and authority to execute and deliver this Agreement;

(ii) the authorized capital stock of Purchaser consists of five shares of common stock, no par value;.

(iii) there is no restriction on the transfer of shares of Purchaser other than those imposed by relevant state and federal securities laws;

(iv) the Purchaser shares are free and clear of any mortgage, lien, pledge, or other encumbrance and are duly authorized, validly issued, fully paid and non-assessable shares of capital stock of Purchaser;

(v) the Purchaser is a recently formed entity and as such there is no financial statement of Purchaser, however, other than this transaction, there are no assets, liabilities, contingent liabilities, obligations, contracts or understandings of the Purchaser, of a material nature;

(vi) none of the warranties and representations made by Purchaser herein or other documents related hereto, nor any certificate or memorandum furnished or to be furnished by Purchaser, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading, and all representations and warranties of Purchaser contained herein are true and correct;

(vii) the Purchaser shares are not subject to any contact, agreement, arrangement or understanding, written or otherwise, which would adversely affect or otherwise prohibit or limit the acquisition of the Purchaser shares.

REPRESENTATIONS AND WARRANTIES OF PROF LIEW

As of the date hereof and at Closing, Prof Liew is hereby represent and warrant to Purchaser as follows:

(i) the Prof Liew's Properties is validly existing and is good standing under the laws of Malaysia and in other jurisdictions where it conducts business, has full corporate power and authority to execute and deliver this Agreement;

(ii) there is no restrictions on the transfer of the Prof Liew's Properties other than those imposed by relevant state and federal securities laws, and the Prof Liew's Properties are free and clear of any mortgage, lien, pledge, or other encumbrance and are fully paid;

(iii) there is no judicial or administrative actions, suits or proceedings pending or threatened, that might result in a material adverse change in the condition (financial or otherwise);

(vi) none of the warranties and representations contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading, and all representations and warranties contained herein are true and correct;

CLOSING OF TRANSACTION

The Closing of the transaction contemplated herein shall be the date when all parties have executed this Agreement.

RELEASE BY THE PARTIES

Effective as of the Closing Date, the parties do hereby fully and unconditionally release and discharge any and all, debts, claims and causes of actions which each party, their heirs, successors and assigns have or may have at any time against its officers, directors, employees, counsel, agents and shareholders, including those claims relating to any past due wages or other compensation.

ENTIRE AGREEMENT, MODIFICATION, WAIVER AND HEADINGS

This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the parties, written or otherwise. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement shall be construed and governed by the laws of Malaysia.

The terms and provisions herein shall be binding on and inure to the benefit or the parties hereto, and their respective transferees, successors and assigns.

All representations, warranties, and covenants made by the parties herein shall survive the execution of this Agreement and shall be forever enforceable.

If any provision of this Agreement is invalid, illegal or not enforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

IN WITNESS WHEREOF, the parties have caused this Agreement to be effective all as of the date set forth above.

PURCHASER
BGS Lab Sdn Bhd.

Soo Kow Lai
Director

Chan Chong Wong
Director

Prof Liew's Properties

Professor Dr Choong Chin Liew
81 Millersgrove Dr. Toronto
M2R 3S1.ON. Canada

ASSETS OF ACQUIRED OWNER'S PROPERTIES at **USM, Penang : Equipment**

Equipments	Brand
Refrigerator - Freezer	Sharp
Refrigerator - Freezer	Panasonic
Ultra-Low Temperature Freezer MDF-U53V	Sanyo
Freezer	Liebherr
Affymetrix Station (BGS)	Affymetrix
5810R Refrigerator Centrifuge	Eppendorf
5415R Refrigerator Centrifuge	Eppendorf
MiniSpin Centrifuge	Eppendorf
Force Mini Centrifuge	-
GeneAmp 9700 PCR System	Applied Biosystem
Veriti 96 well Thermal Cycler	
7500 Real Time PCR System	
2100 Bioanalyzer System	Agilent
Vortex Genius 3	Ika
UPS battery storage cupboard +20 batteries	-
UPS (uninterruptable power supply) big unit	GE
UPS (uninterruptable power supply) big unit	-
UPS (uninterruptable power supply) small unit	APC
ResearchPro Single Channel Pipette w Charger	Eppendorf
Micropipette 0.5-10 ul	Eppendorf
Micropipette 20-200 ul	Eppendorf
Micropipette 100-1000 ul	Eppendorf
Easypet	Eppendorf
AC2-4E1 Airstream Class II Biosafety Cabinet	ESCO
Infrared Thermometer	Center, Italy
96 well Magnetic Ring Stand	Life Technologies
Nanodrop 2000c	Thermo Scientific
Thermomixer Compact	Eppendorf
FM-120 EE Ice Flake Machine	Hoshizaki
Server	DELL
Security System	BlueGuard
Fax machine	HP
Printer	Epson
Fire Extinguisher	-
Emergency shower	-

ASSETS OF ACQUIRED OWNER'S PROPERTIES at USM, Penang : Stock

Items	Stock (unit)
Paxgene RNA Tubes	199
Paxgene RNA extraction kit	63
RNA 6000 Nano kit	33
GeneChip 3' IVT PLUS Reagent Kit*	24
GeneChip Hybridization Wash & Stain Kit*	24
Gene Chip profiling cGMP U133 P2*	17
UltraPure water Molecular Biology grade	17
Molecular Biolgy Grade Ethanol	254
RNaseZap Solution	382
PCR tubes, 0.2 ml	2870
Micro centrifuge tubes, 1.5 ml	3387
Reloads tips (0.1-10 ul)	7594
Reloads tips (2-200 ul)	9630
Reloads tips (50-1000 ul)	8848
KimWipes Tissues	2580
Felcon tubes, 15 ml	405
96-well round bottom plate	84
Tough-spots on sheets	1032
Superior latex gloves	4960
High capacity cDNA RT kit	22
Maxima Master Mix	5790
MicroAmp optical 96 Well Plate	22
MicroAmp optical Adnesive Films	22
Primers & Probes-6 Target genes	463
Primers & Probes-Reference genes	23